EXHIBIT 99.8

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                           ACCRUAL BASIS

CASE NUMBER: 400-42148-BJH-11                             02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                         CHIEF FINANCIAL OFFICER
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

Drew Keith                                                    12/20/00
---------------------------------------              ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/ KEVIN K. CRAIG                                   CONTROLLER, KITTY HAWK INC.
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF PREPARER                                 TITLE

Kevin K. Craig                                                12/20/00
---------------------------------------              ---------------------------
PRINTED NAME OF PREPARER                                        DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                           ACCRUAL BASIS-1

CASE NUMBER: 400-42148-BJH-11                             02/13/95, RWD, 2/96


COMPARATIVE BALANCE SHEET

---------------------------------------------------------------------------------------------------------------
                                                                MONTH              MONTH              MONTH
                                            SCHEDULE      -----------------------------------------------------
ASSETS                                       AMOUNT          OCTOBER, 2000     NOVEMBER, 2000
---------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                               $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                 $0         $2,947,700         $2,716,406
---------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                      $0         $2,947,700         $2,716,406                $0
---------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                       $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                       $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                   ($33,904,344)      ($24,964,884)      ($23,506,678)
---------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                  ($33,904,344)      ($22,017,184)      ($20,790,272)               $0
---------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT            $81,907,719        $75,663,394        $75,028,395
---------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                 $33,669,772        $32,781,592        $33,514,174
---------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                              $48,237,946        $42,881,802        $41,514,221                $0
---------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                               $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                      $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                             $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                           $14,333,602        $20,864,618        $20,723,949                $0
---------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                   $0             $2,362
---------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                      $0                 $0
---------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                      $0                 $0
---------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                                  $0                 $0
---------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                       $0                 $0
---------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                        $2,290,464         $2,233,252
---------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                $2,290,464         $2,235,614                $0
---------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                            $2,811,382             $8,791             $8,791
---------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                                   $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                                  $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                     $1,300,001         $2,412,345         $2,412,345
---------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES           $4,111,383         $2,421,136         $2,421,136                $0
---------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                       $4,111,383         $4,711,600         $4,656,750                $0
---------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                      $0        $12,789,185        $12,789,185
---------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                           $3,363,833         $3,278,014
---------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)                                               $0                 $0
---------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                    $0        $16,153,018        $16,067,199                $0
---------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                          $4,111,383        $20,864,618        $20,723,949                $0
---------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-2

CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96

INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------
                                                MONTH              MONTH            MONTH
                                         -----------------------------------------------------    QUARTER
REVENUES                                     OCTOBER, 2000      NOVEMBER, 2000                     TOTAL
---------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                             $1,161,652           $969,000                      $2,130,652
---------------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                          $0                 $0                              $0
---------------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                $1,161,652           $969,000             $0       $2,130,652
---------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------
4.  MATERIAL                                           $0                 $0                              $0
---------------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                       $0                 $0                              $0
---------------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                    $0                 $0                              $0
---------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                           $0                 $0             $0               $0
---------------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                               $1,161,652           $969,000             $0       $2,130,652
---------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                       $0                 $0                              $0
---------------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                                $0                 $0                              $0
---------------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                           $0             $2,362                          $2,362
---------------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                       $0                 $0                              $0
---------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                                $0                 $0                              $0
---------------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                           $0             $2,362             $0           $2,362
---------------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                           $1,161,652           $966,638             $0       $2,128,290
---------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)             ($17,260)          ($15,453)                       ($32,713)
---------------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)                  $0                 $0                              $0
---------------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                                   $0                 $0                              $0
---------------------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                       $514,178           $878,375                      $1,392,553
---------------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                       $0                 $0                              $0
---------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                       ($1,668,013)                $0                     ($1,668,013)
---------------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES               ($1,171,095)          $862,922             $0        ($308,173)
---------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                            $346,151           $246,747                        $592,898
---------------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                                  $0                 $0                              $0
---------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                $0                 $0                              $0
---------------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                $346,151           $246,747             $0         $592,898
---------------------------------------------------------------------------------------------------------------
27. INCOME TAX                                   $794,638           ($57,212)                       $737,426
---------------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                          $1,191,958           ($85,819)            $0       $1,106,139
---------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-3

CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96


----------------------------------------------------------------------------------------------------------------------
                                                         MONTH           MONTH            MONTH
CASH RECEIPTS AND                                   -------------------------------------------------    QUARTER
DISBURSEMENTS                                         OCTOBER, 2000   NOVEMBER, 2000                      TOTAL
----------------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                          $3,276,591       $2,947,700      $2,716,406       $3,276,591
----------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                                 $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                                $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                               $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                                   $0               $0              $0               $0
----------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                             $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                             $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                                   $17,260          $15,453                          $32,713
----------------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                          $17,260          $15,453              $0          $32,713
----------------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                                        $17,260          $15,453              $0          $32,713
----------------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                               $3,293,851       $2,963,153      $2,716,406       $3,309,304
----------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                                $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                                         $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                              $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                                      $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
16. UTILITIES                                                  $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
17. INSURANCE                                                  $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                                        $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                                           $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
20. TRAVEL                                                     $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                              $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                                      $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                                   $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                                $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                        $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                              $0               $0              $0               $0
----------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                                    $346,151         $246,747                         $592,898
----------------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                                          $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                                        $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                        $346,151         $246,747              $0         $592,898
----------------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                                  $346,151         $246,747              $0         $592,898
----------------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                                       ($328,891)       ($231,294)             $0        ($560,185)
----------------------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                                $2,947,700       $2,716,406      $2,716,406       $2,716,406
----------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                           ACCRUAL BASIS-4

CASE NUMBER: 400-42148-BJH-11                             02/13/95, RWD, 2/96


--------------------------------------------------------------------------------------------------------------------
                                                                            MONTH            MONTH           MONTH
                                                        SCHEDULE      ----------------------------------------------
ACCOUNTS RECEIVABLE AGING                                 AMOUNT         OCTOBER, 2000  NOVEMBER, 2000
--------------------------------------------------------------------------------------------------------------------
1. 0-30                                                        $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
2. 31-60                                                       $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
3. 61-90                                                       $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
4. 91+                                                         $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
5. TOTAL ACCOUNTS RECEIVABLE                                   $0               $0              $0               $0
--------------------------------------------------------------------------------------------------------------------
6. AMOUNT CONSIDERED UNCOLLECTIBLE                             $0               $0              $0
--------------------------------------------------------------------------------------------------------------------
7. ACCOUNTS RECEIVABLE (NET)                                   $0               $0              $0               $0
--------------------------------------------------------------------------------------------------------------------



AGING OF POSTPETITION TAXES AND PAYABLES                                        MONTH: NOVEMBER, 2000

--------------------------------------------------------------------------------------------------------------------
                                          0-30             31-60           61-90             91+
TAXES PAYABLE                             DAYS             DAYS             DAYS            DAYS            TOTAL
--------------------------------------------------------------------------------------------------------------------
1. FEDERAL                                     $0              $0               $0              $0               $0
--------------------------------------------------------------------------------------------------------------------
2. STATE                                       $0              $0               $0              $0               $0
--------------------------------------------------------------------------------------------------------------------
3. LOCAL                                       $0              $0               $0              $0               $0
--------------------------------------------------------------------------------------------------------------------
4. OTHER (ATTACH LIST)                         $0              $0               $0              $0               $0
--------------------------------------------------------------------------------------------------------------------
5. TOTAL TAXES PAYABLE                         $0              $0               $0              $0               $0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
6. ACCOUNTS PAYABLE                        $2,362              $0               $0              $0           $2,362
--------------------------------------------------------------------------------------------------------------------


STATUS OF POSTPETITION TAXES                                                    MONTH: NOVEMBER, 2000

----------------------------------------------------------------------------------------------------------------------
                                                            BEGINNING         AMOUNT                          ENDING
                                                               TAX        WITHHELD AND/       AMOUNT            TAX
FEDERAL                                                    LIABILITY*       OR ACCRUED         PAID          LIABILITY
----------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                               $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                             $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                             $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                                $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
5.  INCOME                                                      $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                         $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                                         $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                                 $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
9.  SALES                                                       $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
10. EXCISE                                                      $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                                $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                               $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                                           $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                                         $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                                         $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                                 $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                           ACCRUAL BASIS-5

CASE NUMBER: 400-42148-BJH-11                             02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                              MONTH: NOVEMBER, 2000
BANK RECONCILIATIONS
                                                         Account #1      Account #2      Account #3
------------------------------------------------------------------------------------------------------------------
A.  BANK:
--------------------------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                                                                                  TOTAL
--------------------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):
------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                                 $0                                              $0
------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                           $0                                              $0
------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                               $0                                              $0
------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                                    $0                                              $0
------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                                $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS

------------------------------------------------------------------------------------------------------------------
                                                      DATE OF        TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                          PURCHASE       INSTRUMENT          PRICE            VALUE
------------------------------------------------------------------------------------------------------------------
7.  BANK ONE TRUST (ESCROW) 6801456800*               1/3/00      MONEY MARKET         $3,625,000              $0
------------------------------------------------------------------------------------------------------------------
8.  HSBC Bank USA (ESCROW) #10-876110                6/19/00      MONEY MARKET         $3,560,463      $2,716,406
------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                                  $2,716,406
------------------------------------------------------------------------------------------------------------------

CASH

------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                           $0
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                          $2,716,406
------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


CASE NAME: AIRCRAFT LEASING, INC.                            ACCRUAL BASIS-6

CASE NUMBER: 400-42148-BJH-11                               02/13/95, RWD, 2/96

                                                           MONTH: NOVEMBER, 2000

------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------
                             INSIDERS
--------------------------------------------------------------------
                           TYPE OF         AMOUNT      TOTAL PAID
          NAME             PAYMENT          PAID         TO DATE
--------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
--------------------------------------------------------------------
2.
--------------------------------------------------------------------
3.
--------------------------------------------------------------------
4.
--------------------------------------------------------------------
5.
--------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                   $0            $0
--------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                       PROFESSIONALS
----------------------------------------------------------------------------------------------
                        DATE OF COURT                                                 TOTAL
                       ORDER AUTHORIZING    AMOUNT        AMOUNT      TOTAL PAID     INCURRED
          NAME             PAYMENT         APPROVED        PAID         TO DATE      & UNPAID*
----------------------------------------------------------------------------------------------
1. SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
----------------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS                              $0            $0            $0            $0
----------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

                                          SCHEDULED      AMOUNTS
                                           MONTHLY        PAID          TOTAL
                                          PAYMENTS       DURING        UNPAID
           NAME OF CREDITOR                  DUE          MONTH     POSTPETITION
--------------------------------------------------------------------------------
1. FIRST SOURCE BANK (865001)                 $0            $0       $28,212
--------------------------------------------------------------------------------
2. FIRST SOURCE BANK (RPS)                    $0            $0       $35,164
--------------------------------------------------------------------------------
3. FIRST SOURCE BANK (AIA)                    $0            $0      $224,292
--------------------------------------------------------------------------------
4.                                                                        $0
--------------------------------------------------------------------------------
5.                                                                        $0
--------------------------------------------------------------------------------
6. TOTAL                                      $0            $0      $287,668
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-7

CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH: NOVEMBER, 2000

QUESTIONNAIRE

--------------------------------------------------------------------------------
                                                               YES          NO
--------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE            X
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT              X
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                   X
    LOANS) DUE FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                  X
    THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                        X
    DEBTOR FROM ANY PARTY?
--------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                      X
    PAST DUE?
--------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
--------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                          X
    DELINQUENT?
--------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                         X
    REPORTING PERIOD?
--------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                         X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

a) Return of aircraft N270AX & Purchase of Leased a/c N90AX + N180AX + Engines, with write-off of previously capitalized improvements
--------------------------------------------------------------------------------
b) $246,747 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees
--------------------------------------------------------------------------------


INSURANCE
--------------------------------------------------------------------------------
                                                               YES          NO
--------------------------------------------------------------------------------
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER       X
   NECESSARY INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                       X
--------------------------------------------------------------------------------
3. PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
  TYPE OF                                                         PAYMENT AMOUNT
  POLICY       CARRIER                 PERIOD COVERED              & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

     CASE NAME: AIRCRAFT LEASING, INC.                  ACCRUAL BASIS-ATTACHMENT

     CASE NUMBER: 400-42148-BJH-11

                                                        MONTH: NOVEMBER, 2000


    MOR #        ITEM #    LIST OR EXPLANATION

   1 - BS          8       a) $50,000 Deposit for Retainer & Legal Fees from
                              Bank One Trust to Lessor's Counsel
                           b) ($23,556,678) Intercompany Cummulative
                              Receivable/Payable Credit Balance

   1 - BS          22      a) $47,910 Accrued Accounts Payable (Post-petition)
                           a) $2,185,342 Accrued Federal Income Taxes
                              (Post-petition)


   1 - BS          27      a) $12,829 Accrued Accounts Payable (Pre-petition)
                           b) $2,399,516 Accrued Taxes Payable (Pre-petition)

   2 - IS          16      a) $15,453 Interest Income (from HSBC -Escrow
                              account)

   2 - IS          21      a)


   3 - CF          8       a) $15,453 Interest Income (from HSBC -Escrow
                              account)


   4 - AP          T6      a) Federal Income Taxes are now shown as Other
                              Accrued Liabilities (due to deferred tax credits)


   7 - QA          2       a) $246,747 Disbursement to Successor Trustee of
                              (HSBC-Escrow) account for Professional Fees

CASE NAME: AIRCRAFT LEASING, INC.                          FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42148-BJH-11                              ACCRUAL BASIS

                                                           MONTH: NOVEMBER, 2000



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ACCRUAL BASIS         LINE                 FOOTNOTE/EXPLANATION
FORM NUMBER          NUMBER
--------------------------------------------------------------------------------
       3                8      All cash received into the subsidiary cash
                                 account is swept each night to Kitty Hawk, Inc. Master Account
--------------------------------------------------------------------------------
       3                31     All disbursements (either by wire transfer or
                                 check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
--------------------------------------------------------------------------------
       4                6      All assessments of uncollectible accounts
                                 receivable are done at Kitty Hawk, Inc. All
                                 reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------
       7                3      All insurance policies are carried in the name of
                                 Kitty Hawk, Inc. and its subsidiaries.
                                 Therefore, they are listed here accordingly.
--------------------------------------------------------------------------------